UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):

February 27, 2017

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MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     Fiscal 2017 Incentive Pay Plan. As previously announced, on December 2, 2016 the Compensation Committee set the overall target payment amount under the Incentive Pay Plan for 2017 at fifty percent of base salary for Ms. Lindsoe and sixty-five percent of base salary for Mr. Demorest. On February 27, 2017, the Compensation Committee set the weighting of each component of the Incentive Pay Plan for 2017 for MOCON’s executive officers named above as follows:

●	Operating Income (50%)
●	Revenue Growth (25%)
●	Specified individual objectives (25%)

On February 27, 2017, the Compensation Committee also set the goal amounts for the operating income and revenue growth components of the Incentive Pay Plan, as well as individual goals for all of our executive officers who will be participating in the Incentive Pay Plan for 2017. The Incentive Pay Plan is attached as Exhibit 10.1. The fiscal 2017 percentages of salary and weighting of each component were set forth in resolutions adopted by the Compensation Committee and are not otherwise set forth in any written agreements between MOCON and the executive officers.

Fiscal 2017 Special Performance Related Bonuses. The Compensation Committee also established a special performance related bonus arrangement for our executive officers, including the two executive officers named above, to further motivate these individuals to attain certain company-related performance goals in addition to the operating income, revenue growth and objectives goals covered under MOCON’s Incentive Pay Plan. The special performance bonus plan is attached as Exhibit 10.2.

While the specific special performance goals under the special bonus arrangement remain confidential, if achieved, the bonuses will be in the form of an extra week of paid vacation and an all-expense paid trip up to maximum amounts ranging from $15,000 to $20,000. The specific terms of the fiscal 2017 special performance related bonuses were set forth in resolutions adopted by the Compensation Committee and are not otherwise set forth in any written agreements between MOCON and the executive officers.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1 10.2	MOCON, Inc. Incentive Pay Plan MOCON, Inc. Executive Special Performance Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: March 3, 2017	By:	/s/	Elissa Lindsoe
Elissa Lindsoe
Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	MOCON, Inc. Incentive Pay Plan	Filed herewith.
10.2	MOCON, Inc. Executive Special Performance Bonus Plan	Filed herewith.